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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-2 of our report dated June 16, 1995 (except with respect to Note 20 as to which the date is July 21, 1995) included in The Alpine Group, Inc.'s Form 10-K for the year ended April 30, 1995 and to all references to our Firm included in this registration statement.

                                              ARTHUR ANDERSEN LLP

New York, New York
October 26, 1995